UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): January 3, 2020

                        BLUE LINE PROTECTION GROUP, INC.
                       --------------------------------
            (Exact name of Registrant as specified in its charter)

     Nevada                            000-52942               20-5543728
---------------------------      --------------------       -------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)

                                5765 Logan Street
                                Denver, CO 80216
                     --------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (800) 844-5576

                      -----------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

  ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

       Title of each        Trading          Name of each exchange on which
           class           Symbol(s)                   registered
--------------------------------------------------------------------------------
           None              N/A                          N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

Item 8.01.  Other Events

On January 3, 2020 a third party, not known to the Company, filed a document with the Nevada Secretary of State stating that the Company had merged with an entity by the name of Oil & Gas Investment Holdings, LLC.

      The Company:

     o    has not merged with any entity; and

     o    has never heard of Oil & Gas Investment Holdings, LLC.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 6, 2020.

                                 BLUE LINE PROTECTION GROUP, INC.



                                 By:  /s/ Daniel Allen
                                      ----------------------------------
                                     Daniel Allen, President